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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                           Date of Report February 5, 1996
                 (Date of earliest event reported February 5, 1996)

                                  BARNETT BANKS, INC.
               (Exact name of registrant as specified in its charter)

                                       FLORIDA
                  (State or other jurisdiction of incorporation)

                1-7901                                    59-0560515
       (commission file number)               (IRS Employer Identification No.)

               50 North Laura Street, Jacksonville, Florida 32202
             (Address of principal executive offices)   (zip code)

          Registrant's telephone number, including area code (904) 791-7720

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ITEM 5.   OTHER EVENTS.

          See press release dated February 5, 1996 attached hereto.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BARNETT BANKS, INC.
                                         (Registrant)


Date: February 5, 1996               By: /s/ Patrick J. McCann
                                        ---------------------------------
                                            (Signature)
                                     Print Name: Patrick J. McCann
                                     Its: Controller



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                                                                  [LETTERHEAD]



FOR IMMEDIATE RELEASE
---------------------
February 5, 1996

BARNETT ANNOUNCES CHANGES IN ORGANIZATIONAL STRUCTURE
TO BETTER SERVE CUSTOMERS AND SIMPLIFY OPERATIONS


   JACKSONVILLE, Fla. -- Barnett Banks, Inc. announced today that it plans to simplify its legal structure to enhance internal operations, reduce reporting redundancies and focus more resources on serving customer needs.

   Under the new structure, all but four of the company's 32 banks and several of its non-bank affiliates will become part of a newly created subsidiary, Barnett Bank, N.A. For business reasons, Barnett's affiliate banks in Southeast Georgia, Southwest Georgia, Marion County and the Community Bank of the Islands on Sanibel Island will retain their individual bank charters. This change will have no impact on individual or business customers, nor will it impact management responsibilities, titles, business planning, or personnel at Barnett's bank and other customer service affiliates.

   "While our multi-bank structure has served the company very well, this internal refinement will enable us to focus management time and talent even more intensely on our local markets," said Charles E. Rice, chairman and chief executive officer. "Our goal is to improve service, to better use our local market resources and to be positioned to take full advantage of opportunities in the evolving financial services industry."

   Rice said the change will enable Barnett to reduce much of the redundancy inherent in overlapping bank regulation and reporting. For example, today each of Barnett's 32 banking affiliates reports its balance


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Barnett Banks, Inc. - 2


sheets and income statements separately. Consolidating such reporting functions will enable bank presidents and managers in local markets to devote more time to meeting customers' product and service needs.

   In recent years, Barnett has consolidated much of its back-office and non-customer contact operations for efficiency reasons. In contrast, this initiative to simplify the company's legal structure is intended to focus more resources within local markets on serving customer needs. Barnett expects that its simplified organizational structure will receive regulatory approval later this year.

   With $42 billion in assets, Barnett Banks, Inc. is the leading financial institution in Florida and ranked in the top 25 in the United States. The company provides a complete line of banking and related financial services to consumers and businesses. Barnett stock (BBI) is listed on the New York Stock Exchange.


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